UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [__]

Check the appropriate box:

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[__]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[__]	Definitive Additional Materials

[__]	Soliciting Material Pursuant to § 240.14a-12

Dakota Plains Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[__]

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April 26, 2013

Dear Fellow Stockholder:

               The Board of Directors of Dakota Plains Holdings, Inc. joins me in extending an invitation to attend our 2013 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, June 18, 2013 at our corporate headquarters at 294 Grove Lane East, Wayzata, Minnesota 55391, commencing at 1:30 p.m. local time.

               We will be using the “Notice and Access” method of furnishing proxy materials to you over the Internet. We believe that this process will provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to reduce the environmental impact of our Annual Meeting and the costs of printing and distributing the proxy materials. On or about April 26, 2013, a Notice of Internet Availability of proxy materials will be mailed to each stockholder containing instructions on how to access our proxy statement and annual report and vote electronically over the Internet. The Notice of Internet Availability will also contain instructions on how to receive a paper copy of your proxy materials.

               It is important that your shares be represented at the Annual Meeting whether or not you plan to attend in person. Please vote electronically over the Internet or, if you request and receive a paper copy of the proxy card by mail, you may vote by Internet or telephone or by returning your signed proxy card in the envelope provided. If you do attend the Annual Meeting and desire to vote in person, you may do so by following the procedures described in the proxy statement even if you have previously sent a proxy.

               We hope that you will be able to attend the Annual Meeting.

Very truly yours,

Craig M. McKenzie
Chairman of the Board and
Chief Executive Officer

DAKOTA PLAINS HOLDINGS, INC.
294 Grove Lane East
Wayzata, Minnesota 55391

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 18, 2013

To the Stockholders of Dakota Plains Holdings, Inc.:

               Notice is hereby given that the 2013 Annual Meeting of Stockholders of Dakota Plains Holdings, Inc., a Nevada corporation, will be held on Tuesday, June 18, 2013, at our corporate headquarters at 294 Grove Lane East, Wayzata, Minnesota 55391, commencing at 1:30 p.m. local time, for the following purposes:

1.	Elect six directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected.

2.	Ratify the selection of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

3.	Act on any other matters that may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 22, 2013 may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors,

James L. Thornton
Secretary

YOUR VOTE IS IMPORTANT

               Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submit a proxy in advance of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2013

               Our Proxy Statement for the 2013 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at www.materials.proxyvote.com/234255.

DAKOTA PLAINS HOLDINGS, INC.
294 Grove Lane East
Wayzata, Minnesota 55391

PROXY STATEMENT

               The Board of Directors of Dakota Plains Holdings, Inc. (our “Company”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held on June 18, 2013, and at any adjournment or postponement of the meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Who can vote?

A:

You can vote if you were a stockholder at the close of business on the record date of April 22, 2013 (the “Record Date”). On April 22, 2013, there were a total of 42,378,496 shares of our common stock outstanding, which shares were held by 191 record holders. A Notice of Internet Availability of Proxy Materials, this proxy statement and any accompanying proxy card, along with the annual report on Form 10-K for 2012, were first made available to you beginning on or about April 26, 2013. The proxy statement summarizes the information you need to vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. If you hold your shares in street name, then you must request a legal proxy from your broker or nominee to attend and vote at the Annual Meeting.

Q:	What am I voting on?

A:	You are voting on:
• Election of six nominees as directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected.
• Ratification of the selection of BDO USA LLP as our independent registered public accounting firm for fiscal 2013.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The Board is soliciting your proxy and recommends you vote:
• FOR all of the director nominees; and
• FOR the ratification of the selection of BDO USA LLP as our independent registered public accounting firm for fiscal 2013.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?

A:

“Notice and Access” rules adopted by the United States Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this proxy statement and our annual report on Form 10-K for 2012, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability. Any request to receive proxy materials by mail will remain in effect until you revoke it.

Q:	How many shares must be voted to approve each proposal?

A:

Quorum. A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 42,378,496 shares of our common stock were issued and outstanding and 21,189,249 shares of our common stock constitute a majority of the voting power. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum.

Vote Required. Directors are elected by a plurality of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.

All other items that are properly presented at the Annual Meeting, will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or does not exercise discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to any non-discretionary proposals. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm. Broker non-votes will have no effect on the election of directors, the ratification of the independent registered public accounting firm, or any other item properly presented at the Annual Meeting.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote, but will not be deemed to have been voted in favor of such proposal. Abstentions will have no effect on the voting for the election of directors.

Q:	How will the proxies vote on any other business brought up at the Annual Meeting?

A:

By submitting your proxy, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the Annual Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Annual Meeting. The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

Q:	How do I cast my vote?

If you are a street-name stockholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

Whichever method you use, the named proxies will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxies will vote those shares as recommended by the Board of Directors.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability?

No. The Notice of Internet Availability identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice of Internet Availability and returning it. A Notice of Internet Availability provides instructions on how to vote by Internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the Annual Meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Annual Meeting by:
•

Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 P.M. EDT on June 17, 2103 by (1) following the Internet voting instructions or (2) following the telephone voting instructions;

	•	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Annual Meeting; or
	•	If you are a registered stockholder, by attending the meeting in person and delivering a proper written notice of revocation of your proxy.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it – that is, by Internet, telephone or mail.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes. Our Secretary, will act as inspector of election for the Annual Meeting.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:
• To allow our independent proxy tabulator to tabulate the vote;
• To allow the inspector of election to certify the results of the vote; and
• To meet applicable legal requirements.

Q:	What shares are included on my proxy?

A:	Your proxy will represent all shares registered to your account in the same social security number and address.

Q:	What happens if I don’t vote shares that I own?

A:

For shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or by proxy through the Internet, telephone or mail as described on a Notice of Internet Availability, the Internet voting site or, if you requested printed proxy materials or receive a paper copy of the proxy card, by following the instructions therein, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

For shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See “What is the effect of broker non-votes and abstentions” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

Q:	What if I do not specify how I want my shares voted?

A:

If you are a registered stockholder and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares in accordance with the recommendations of the Board of Directors as set forth above with respect to matters described in the proxy statement.

If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I revoke or change my vote?”

Q:	What does it mean if I get more than one Notice or proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all Notices of Internet Availability and proxy cards you receive.

Q:	How many votes can I cast?

A:

You are entitled to one vote per share on all matters presented at the Annual Meeting or any adjournment or postponement thereof, with the exception of the election of directors to our Board of Directors, for which cumulative voting is permitted.

Q:	When are stockholder proposals and nominees due for the 2014 Annual Meeting of Stockholders?

A:

If you want to submit a stockholder proposal or nominee for the 2014 Annual Meeting of Stockholders, you must submit the proposal in writing to our Secretary, Dakota Plains Holdings, Inc., 294 Grove Lane East, Wayzata, Minnesota 55391, so it is received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”

Q:	What is “householding”?

A:

A single Notice of Internet Availability, as well as other stockholder communications, may be sent to any household at which two or more stockholders reside unless specifically instructed otherwise by you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Internet Availability is being householded and you wish to receive multiple copies of the Notice, or if you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this practice for future mailings, you may contact:

Secretary
Dakota Plains Holdings, Inc.
294 Grove Lane East
Wayzata, Minnesota 55391
+1 952 473 9950

or

Broadridge Solutions
Broadridge Householding Department
51 Mercedes Way
Edgewood, New York 11717
+1 800 542 1061

Q:	How is this proxy solicitation being conducted?

A:

We will pay for the cost of soliciting proxies and we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. In addition, some of our employees may solicit proxies. We may solicit proxies in person, by telephone and by mail. Our employees will not receive special compensation for these services, which the employees will perform as part of their regular duties.

MERGER TRANSACTIONS

               On March 22, 2012, our Company, then known as MCT Holding Corporation, Dakota Plains, Inc., a Minnesota corporation engaged in the oil and gas transportation business (“DP”), and DP Acquisition Corporation, a Minnesota corporation and our wholly owned subsidiary (“Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the Merger Agreement, Merger Subsidiary merged with and into DP (the “Initial Merger”), the separate corporate existence of Merger Subsidiary ceased, and DP continued as the surviving corporation and as a wholly owned subsidiary of our Company. As of March 22, 2012, each issued and outstanding share of common stock of DP before the Initial Merger was converted into the right to receive one share of our Company’s common stock. As of March 23, 2012, DP, the surviving corporation from the Initial Merger and then a wholly owned subsidiary of our Company, merged with and into MCT Holding Corporation (the “Second Merger”). Pursuant to the plan of merger governing the Second Merger, our Company changed its name from “MCT Holding Corporation” to “Dakota Plains Holdings, Inc.”

               UNLESS SPECIFICALLY STATED OTHERWISE, THE REMAINDER OF THE INFORMATION SET FORTH IN THIS PROXY STATEMENT FOR ANY PERIODS BEFORE, OR EVENTS OCCURRING, PRIOR TO MARCH 22, 2012 RELATES SOLELY TO DAKOTA PLAINS, INC.

PROPOSAL 1

ELECTION OF DIRECTORS

General Information

               Six directors will be elected at the Annual Meeting. Upon the recommendation of the nominating committee, the Board of Directors has nominated for election the six persons named below. Each has consented to being named a nominee and will, if elected, serve until the next Annual Meeting of Stockholders or until a successor is duly elected. There are no family relationships between any director and an executive officer. With the exception of Mr. McKenzie, who was elected to the Board on February 8, 2013, each nominee listed below is currently a director of Dakota Plains Holdings, Inc., and each was duly elected by the stockholders. Mr. McKenzie is being nominated by the Board.

Directors and Nominees

               All of the nominees named below are current directors of our Company. Gary L. Alvord was elected to serve on August 14, 2012 and Craig M. McKenzie was elected to serve as a director on February 8, 2013 in conjunction with his appointment to serve as Chief Executive Officer. All other nominees were elected to serve in connection with the merger transaction effective March 22, 2012.

               Each nominee has indicated a willingness to serve as a director for the ensuing year, but in case any nominee is not a candidate at the meeting for any reason, the proxies named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced. The following table sets forth certain information regarding each director nominee:

Name	Age	Position	Director Since(a)
Craig M. McKenzie	49	Chief Executive Officer, Chairman and Director	2013
Gabriel G. Claypool	37	Chief Operating Officer, President and Director	2011
Gary L. Alvord	65	Lead Independent Director	2012
Paul M. Cownie	36	Director	2011
David J. Fellon	50	Director	2011
Terry H. Rust	61	Director	2011

(a)	Includes service as director of Dakota Plains, Inc. and predecessors.

               Craig M. McKenzie is the Chairman of the Board and Chief Executive Officer of Dakota Plains Holdings, Inc. Mr. McKenzie joined Dakota Plains in February 2013. Mr. McKenzie has over 27 years of experience in the global oil and gas industry. Mr. McKenzie served as Chief Executive Officer of Toreador Resources Corporation and its merger successor, ZaZa Energy Corporation, with operations in the Paris Basin, France, and the Eagleford formation in Texas. Mr. McKenzie was the Chief Executive Officer of Canadian Superior Energy, Inc. from 2007 to 2008 with operations in Canada, Trinidad & Tobago and Tunisia. Prior to joining Canadian Superior, Mr. McKenzie served as the President, BG Trinidad & Tobago of BG Group from 2004 to 2007. Before 2004, Mr. McKenzie was at BP, following its merger with Amoco Corporation, from 1986 to 2004 where he held various senior operations, commercial, and corporate positions. Mr. McKenzie holds a BS in Petroleum Engineering from Louisiana State University and an MBA from Kellogg School of Management at Northwestern University.

               Gabriel G. Claypool is the President and Chief Operating Officer of Dakota Plains Holdings, Inc. Mr. Claypool joined Dakota Plains in February 2011 and served as the Chairman of the Board and Chief Executive Officer through February 2013. During his first two years, Mr. Claypool led the Company through the doubling of on-site capacity, a 150% increase in daily volumes, the creation of the marketing and trucking joint ventures and taking our Company public in March 2012. Mr. Claypool’s focus is on the operations and growth of our North Dakota based logistics businesses. Mr. Claypool has been involved in the agriculture industry his entire life and has substantial experience from one of the largest century farms of northern Iowa. Mr. Claypool has numerous years’ experience with various forms of transportation logistics, as well as commodity marketing, trading and hedging through futures and other contracts. Mr. Claypool also brings strong business development and management experience from two Fortune 10 companies, handling relationships with Fortune 500 firms. Mr. Claypool holds a Bachelor of Business Administration from the University of Iowa.

               Gary L. Alvord is from Des Moines, Iowa, where he has been active in the trucking and logistics industry his entire career. Mr. Alvord was the Founder and CEO of WorldWide Integrated Supply Chain Solutions, founded in 2000 and sold in 2008. Mr. Alvord was with Ruan Transportation from 1973 through 2000. Ruan is one of the largest, privately-owned carriers in the United States with over 4,500 employees and 160 nationwide locations. While with Ruan, Mr. Alvord served in various positions, including VP of Sales, Executive Vice President, President and Vice Chairman. Mr. Alvord is well respected within the industry and currently serves on two additional boards, Solar Transport and Lawrence Transportation. Mr. Alvord holds a Bachelor of Arts degree from the University of Iowa.

               Paul M. Cownie is Chairman and CEO of Southern Plains Resources, a Des Moines, Iowa based exploration and production company focused on domestic oil and gas resource plays. Mr. Cownie is also President of COG Partners, L.L.C., a family energy business focused on investing in the oil and gas industry. Prior to becoming CEO of Southern Plains Resources, Mr. Cownie was co-founder of Format Dynamics, a Denver based software company. Paul was also founder and President of TrophyRoom.com, which today is the world’s largest hunting and fishing video web site. Mr. Cownie holds a Bachelor of Arts in History from Colorado College.

               David J. Fellon is the owner and President of Progressive Rail, Progressive Rail Specialized Logistics and Carload Connection Group. Mr. Fellon’s entire life has revolved around the rail transportation industry, with his independent start in 1996 with the acquisition of a three mile section of track in Lakeville, Minnesota. With a focus on consistently providing a level of rail transportation service that far and away exceeded his valued customer’s highest expectations, that original three miles has expanded to nearly three hundred. Throughout their impressive growth, Mr. Fellon’s companies have remained keenly focused on delivering a wide range of supply chain solutions for customers of every imaginable description in both size and scope.

               Terry H. Rust is a retired Principal with LarsonAllen in Minneapolis, Minnesota. Mr. Rust joined LarsonAllen in 1990. LarsonAllen is a professional services firm that provides assurance, accounting, tax, consulting and advisory services via their network of 1,800 employees and over 40 locations throughout the United States. Mr. Rust is a Certified Public Accountant (CPA) and has over 35 years in public accounting, with a focus on manufacturing, construction, real estate and other professional services groups. He is affiliated with the American Institute and Minnesota Society of CPAs. Mr. Rust enjoys supporting numerous community organizations and has been a Board member of four separate corporations. Mr. Rust holds a Bachelor of Business Administration degree from the University of Iowa.

Voting Information and Board Voting Recommendation

               Directors are elected by a plurality of votes present and entitled to vote. The six nominees receiving the highest number of votes will be elected. The proxies cannot be voted for a greater number of persons than six.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               The audit committee has selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm for fiscal 2013, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the audit committee charter, require our independent registered public accounting firm to be supervised by the audit committee and recommended to the Board of Directors for appointment and, if necessary, removal. Our Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board of Directors on a significant issue of corporate governance.

               On April 17, 2012, our Board of Directors, upon recommendation by its audit committee, approved the engagement of BDO USA, LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. During the two most recent completed fiscal years and through the interim period to date, our Company had not consulted with BDO with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. Dakota Plains, Inc., which merged with and into our Company as of March 23, 2012, and Dakota Petroleum Transport Solutions, LLC, an indirect subsidiary of our Company, each had previously engaged BDO USA, LLP as its certifying accountant for the fiscal years ended December 31, 2010 and 2011. DPTS Marketing, LLC, an indirect subsidiary of our Company, had previously engaged BDO USA, LLP with respect to the fiscal year ended December 31, 2011.

               In connection with the approval of our Company’s engagement of BDO USA, LLP, our Board of Directors determined not to engage Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) as our Company’s independent registered public accounting firm effective as of the same date. Neither of CVWB’s reports on the financial statements of our Company for each of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding CVWB’s dismissal, there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to CVWB’s satisfaction, would have caused CVWB to make reference to the subject matter in connection with its reports on the Company’s financial statements for such periods. During the same periods, there were no reportable events of the type set forth in Item 304(a)(1)(v) of Regulation S-K.

               We previously provided CVWB with a copy of the foregoing disclosure and requested that it furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from CVWB was filed with the SEC under cover of a current report on Form 8-K on April 20, 2013 (File No. 000-53390).

               If the selection of BDO as our independent registered public accounting firm for fiscal 2013 is not ratified by our stockholders, the audit committee will review its future selection of an independent registered public accounting firm in the light of that vote result.

               Representatives of BDO will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Fees

               The following table presents the aggregate fees for professional services provided by BDO in fiscal years 2012 and 2011:

	Fiscal Year Ended December 31,
	2012	2011
Audit Fees (a)	$227,800	$259,900
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees (b)	–	54,700
Total	$227,800	$314,600

(a)

Reflects the fees approved by Dakota Plains Holdings, Inc. and billed or to be billed by BDO with respect to services performed for the audit for the applicable fiscal year. When initially engaged in 2012, BDO audited the 2011 financial statements and re-audited the financial statements for the prior two fiscal years.

(b)

Reflects the fees approved by Dakota Plains Holdings, Inc. and billed or to be billed by BDO with respect to services performed related to SEC filings and valuation services for the applicable fiscal year.

               “Audit Fees” consisted of fees for the audit of our annual consolidated financial statements, including audited consolidated financial statements presented in our annual report on Form 10-K, review of the consolidated financial statements presented in our quarterly reports on Form 10-Q, services rendered in connection with our Form 8-K in connection with our merger and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdiction.

               “Audit-Related Fees” consisted of assurance and related services by BDO that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported above under “Audit Fees.”

               “Tax Fees” consisted of professional services rendered by BDO for tax compliance, tax advice and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

               Pre-approval Policy. The audit committee has established a policy governing our use of the services of our independent registered public accountants. Under the policy, the audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In fiscal year 2012, all fees identified above under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees” that were billed by BDO were approved by the audit committee in accordance with SEC requirements.

               The audit committee has determined that the rendering of the services other than audit services by BDO is compatible with maintaining their independence.

                THE BOARD, UPON RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF BDO USA LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2013.

CORPORATE GOVERNANCE

Board Leadership Structure

               Craig M. McKenzie is our Chief Executive Officer, or CEO. Mr. McKenzie leads our Board of Directors in his role as Chairman. Our Board also has designated Gary L. Alvord as the lead independent director to complement the Chairman’s role and to serve as the principal liaison between the independent directors and the Chairman.

               Our Board of Directors believes that its current structure is the appropriate one for our Company at this time. Specifically, our Board believes that its current leadership structure provides independent Board leadership and engagement while deriving the benefit of having our Chief Executive Officer also serve as Chairman of the Board. Furthermore, the current Board leadership structure is in compliance with our Articles of Incorporation, Bylaws and policies. As the individual with primary responsibility for managing Dakota Plains Holdings, Inc. and with in-depth knowledge and understanding of our Company, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with a lead independent director, this combined structure provides independent oversight while avoiding unnecessary confusion regarding the Board’s oversight responsibilities and the day-to-day management of business operations. Our Board separately evaluates Mr. McKenzie annually in each of his roles. Our Board also believes that its lead independent director position effectively balances any risk of concentration of authority that may exist with a combined Chairman/CEO position.

Nominating Process and Board Diversity

               The nominating committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by stockholders or use of a director search firm. Stockholders who wish to suggest qualified candidates may write to the attention of the chairman of our nominating committee at Dakota Plains Holdings, Inc. 294 Grove Lane East, Wayzata, Minnesota 55391. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by stockholders in the same manner that it considers all director candidates.

               Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations and the long-term interests of our stockholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

               Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has determined that, with the exception of Mr. McKenzie, our CEO, and Mr. Claypool, our President and Chief Operating Officer, all of the directors are “independent directors” as defined by Section 803 of the NYSE MKT Rules.

Communications with our Board of Directors

               You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at Dakota Plains Holdings, Inc., 294 Grove Lane East, Wayzata, Minnesota 55391. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

               Our Board of Directors held fifteen meetings during 2012. Other than Mr. Fellon, each director attended at least 75% of the meetings of our Board of Directors and committees on which he served held during their service as a director or member of the committee in 2012.

Director Attendance at Annual Meeting

               We have not previously held an annual meeting of stockholders.

Committees of the Board of Directors

               Our Board of Directors has established three standing committees: audit, compensation and nominating. The membership of each committee is as follows:

Committees
Director	Audit	Compensation	Nominating	Independent Directors
Gary L. Alvord	✓	✓		✓
Gabriel G. Claypool
Paul M. Cownie	✓		✓*	✓
David J. Fellon		✓*	✓	✓
Craig M. McKenzie
Terry H. Rust	✓*	✓	✓	✓
* Denotes committee chair.

               Audit Committee

               The audit committee’s primary functions, among others is to: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of our Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that our Company and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review our Company’s financial information that is distributed to stockholders and the general public. The audit committee held one meeting during 2012. The audit committee has a charter, which is available on our website at www.dakotaplains.com.

               All of the members of the audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our Board of Directors has determined that Mr. Rust is qualified to serve as an audit committee financial expert, as that term is defined under the applicable rules of the SEC. Each member of the audit committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act.

               Compensation Committee

               The compensation committee reviews and recommends to our Board of Directors on an annual basis the goals and objectives relevant to our Chief Executive Officer’s compensation and the annual compensation of our executive officers in light of their respective performance evaluations. Our compensation committee is responsible for administering our 2011 Equity Incentive Plan, including approval of individual grants of stock options and other awards. The compensation committee held six meetings during 2012. The compensation committee has a charter, which is available on our website at www.dakotaplains.com.

               During 2012, the compensation committee retained the services of a third party consultant to provide guidance and recommendations on compensation strategy, program design, and market compensation trends. The committee retained 21-Group to provide competitive benchmarking and market trend data in support of compensation decisions. 21-Group provides no services to management and we have concluded that the work of the compensation consultant in 2012 did not raise any conflict of interest.

               Nominating Committee

               The nominating committee is primarily responsible for identifying individuals qualified to serve as members of our Board of Directors, recommending individuals to our Board of Directors for nomination as directors and committee membership, reviewing the compensation paid to our non-employee directors and recommending adjustments in director compensation, as necessary, in addition to overseeing the annual evaluation of our Board of Directors. The nominating committee held one meeting during 2012. The nominating committee has a charter which is available on our website at www.dakotaplains.com.

Code of Business Conduct and Ethics

          We have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors, which is posted on our website at www.dakotaplains.com under the investor relations section. We plan to post to our website at the address described above any future amendments or waivers to our code of ethics and business conduct.

Role of the Board in Risk Oversight

               One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

               We have engaged in the following transactions with certain of our executive officers. See “Executive Compensation: Employment Agreements” for details of our employment agreements with certain of our executive officers.

               Indemnification of Directors and Officers

               The Articles of Incorporation limit the liability of the directors to the fullest extent permitted by Nevada law. Nevada law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

•	breach of their duty of loyalty to our Company or the stockholders;

•	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or redemption of shares as provided in Chapter 78 of the Nevada Revised Statutes;

•	transaction from which the directors derived an improper personal benefit; or

•	act or omission occurring prior to the date when the provision in the Articles eliminating or limiting liability becomes effective.

               These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.

               The Bylaws provide that we will indemnify and advance expenses to the directors and officers to the fullest extent permitted by law or, if applicable, pursuant to indemnification agreements. They further provide that we may choose to indemnify other employees or agents of our Company from time to time. Section 78.752 of the Nevada Revise Statutes and the Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to our Company, regardless of whether the Bylaws permit indemnification. We have obtained a directors’ and officers’ liability insurance policy.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

               Related Person Transaction Approval Policy

               Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our related party transaction approval policy. Our related party transaction approval policy requires that any executive officer proposing to enter into a transaction with a “related party” generally must promptly disclose to our audit committee the proposed transaction and all material facts with respect thereto. In reviewing a transaction, our audit committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) the opportunity costs of alternate transactions and (4) the materiality and character of the related party’s interest, and the actual or apparent conflict of interest of the related party.

               Our audit committee will not approve or ratify a related party transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to our Company and stockholders and the terms of the transaction are fair to our Company. No related party transaction will be consummated without the approval or ratification of our audit committee. It will be our policy that a director will recuse his or her self from any vote relating to a proposed or actual related party transaction in which they have an interest. Under our related party transaction approval policy, a “related party” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related party transactions exempt from our policy include transactions available to all of our employees and stockholders on the same terms and transactions between us and the related party that, when aggregated with the amount of all other transactions between us and the related party or its affiliates, involve less than $120,000 in a fiscal year.

DIRECTOR COMPENSATION

              Directors who are also our employees receive no additional compensation for serving on our Board of Directors. During 2012 our company reimbursed non-employee directors for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and its committees.

               In March 2013, our Board of Directors approved the following director compensation program for fiscal 2013:

Compensation Element	Amount Payable
Annual cash retainer	$50,000 (paid semi-annually)
Annual equity award	$100,000 aggregate value of common stock, granted at the first meeting of the Board of Directors after each annual meeting of stockholders

Non-Employee Director Compensation for 2012

               The following table sets forth information concerning annual compensation for our non-employee directors during the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(a)	All Other Compensation ($)	Total ($)
Gary L. Alvord	–	25,000	24,047	–	49,047
Paul M. Cownie	–	–	–	–	–
David J. Fellon	–	–	–	–	–
Terry H. Rust	–	–	–	–	–
John W. Whitaker	–	–	–	–	–

(a)

Amounts shown in the “Option Awards” column represent aggregate grant date fair value of awards in accordance with FASB ASC Topic 718. For additional information regarding our calculation of the grant date fair value of options granted in 2012, see Note 6, “Stock-Based Compensation and Warrants,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Non-Employee Directors – Outstanding Equity Awards at 2012 Fiscal Year-End

               The following table summarizes for each of our non-employee directors the number of shares underlying unexercised option awards as of December 31, 2012, the end of our most recent year:

Name	Number of Shares Underlying Exercisable Options Options
Gary L. Alvord	15,625
Paul M. Cownie	50,000
David J. Fellon	50,000
Terry H. Rust	50,000

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

               The following table sets forth information as of April 22, 2013 regarding the beneficial ownership of our common stock by (i) each of our named executive officers as identified in the Summary Compensation Table below; (ii) each of our current directors and each director nominee; (iii) all of the executive officers, directors and director nominees as a group, and (iv) persons known by us to hold more than 5% of our outstanding share of common stock. Unless otherwise indicated, the address for each beneficial owner is c/o Dakota Plains Holdings, Inc., 294 Grove Lane East, Wayzata, Minnesota 55391.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)		Percent of Outstanding Shares (b)
Craig M. McKenzie	300,000	(c)	*
Gabriel G. Claypool	1,050,000	(d)	2.4%
Timothy R. Brady	175,000	(e)	*
Nicholas Q. Dillon	200,000	(f)	*
Gary L. Alvord	18,750	(g)	*
Paul M. Cownie	455,678	(h)	1.1%
David J. Fellon	60,000	(i)	*
Terry H. Rust	60,000	(j)	*
All directors and executive officers as a group (8 persons)	2,319,428	(k)	5.4%
Gilder, Gagnon, Howe & Co. LLC	3,258,755	(l)	7.7%
3 Columbus Circle, 26th Floor
New York, NY 10019

*	Less than 1%.
(a)

Unless otherwise indicated in the footnotes to this table, (a) the listed beneficial owner has sole voting power and investment power with respect to the number of shares shown, and (b) no director or executive officer has pledged as security any shares shown as beneficially owned. Includes shares subject to options, warrants or any other right to acquire that are currently exercisable or exercisable within 60 days of April 22, 2013.

(b)

For purposes of computing percentage ownership of each listed beneficial owner or group, shares subject to options held by that person or members of the group that are currently exercisable or exercisable within 60 days of April 22, 2013 are deemed to be outstanding and beneficially owned by that person or group. These shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(c)	Includes 300,000 shares of restricted stock.
(d)	Includes 600,000 shares subject to a warrant.
(e)	Includes 50,000 shares subject to stock options and includes 112,500 shares of restricted stock.
(f)	Includes 100,000 shares subject to a warrant.
(g)	Includes 15,625 shares subject to stock options.
(h)	Includes 50,000 shares subject to stock options; 112,900 shares held in a revocable trust, 6,499 shares held by his wife, and 50,000 shares subject to a warrant.
(i)	Includes 50,000 shares subject to stock options.
(j)	Includes 50,000 shares subject to stock options.
(k)	Includes an aggregate of 215,625 shares subject to stock options; 750,000 shares subject to warrants; 412,500 shares of restricted stock.
(l)

Information is based on a Schedule 13G/A filed with the SEC by Gilder, Gagnon, Howe & Co. LLC (“Gilder”) on January 10, 2013. Includes 2,931,764 shares held in customer accounts over which Gilder’s partners and/or employees have discretionary authority to dispose of or direct the disposition of the shares, 230,252 shares held in accounts owned by Gilder’s partners and their families, and 96,739 shares held in the account of Gilder’s profit-sharing plan. Gilder has sole voting and dispositive power with respect to 96,739 shares and shared dispositive power with respect to 3,162,016 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

               The following table sets forth information about all compensation awarded to, earned by or paid to our chief executive officer and our two most highly compensated other executive officers who were serving as executive officers at the end of the most recent completed fiscal year (collectively, our “named executive officers”) for the fiscal years ended December 31, 2011 and 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	All Other Compensation ($)	Total ($)
Gabriel G. Claypool	2012	170,000	125,000	—	—	—	295,000
President and	2011	75,000	52,500	387,500	56,549	—	571,549
Chief Operating Officer(c)
Timothy R. Brady	2012	187,500	50,000	124,998	—	—	362,498
Chief Financial Officer and Treasurer	2011	47,064	—	—	16,541	—	63,605
Nicholas Q. Dillon	2012	67,500	42,500	—	—	—	110,000
Vice President of Finance	2011	37,103	25,000	212,500	77,799	—	352,402

(a)

“Stock Awards” are composed of restricted shares that vest over various terms with all restricted shares vesting no later than December 31, 2013 and the amounts shown represent the aggregate grant date fair value, which is determined by multiplying the number of restricted stock shares granted by the last quoted sale price of a share of our common stock on the over-the-counter market on the date of grant.

(b)

“Option Awards” are valued based on the aggregate grant date fair value using a Black-Scholes option pricing mode. See Note 6, “Stock-Based Compensation and Warrants,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for a description of the assumptions used.

(c)	Mr. Claypool served as the company’s Chief Executive Officer, President and Secretary for all of 2012.

               Elements of Compensation for Named Executive Officers

          Our named executive officers are eligible to receive a combination of cash salary, cash bonus and equity incentives (in the form of stock options or restricted stock).

               Salary

               The salaries reported in the “Summary Compensation Table” above reflect actual cash paid for 2012. The salary level of each named executive officer was originally established by our Board of Directors upon recommendation of its compensation committee and reflected in each named executive officer’s employment agreement. For the first six months of 2012, Mr. Claypool’s base salary was $90,000 per year, Mr. Brady’s base salary was $175,000 per year and Mr. Dillon’s base salary was $50,000 per year.

               After considering survey data and comparable company data for analogous positions, in July 2012 our Board of Directors, upon recommendation by its compensation committee, approved adjustments to the base salaries of our named executive officers. After these adjustments, Mr. Claypool’s base salary became $250,000 per year, Mr. Brady’s base salary became $200,000 per year and Mr. Dillon’s base salary became $85,000 per year.

               Bonus Payments

               In March 2013, our Board of Directors, upon recommendation by its compensation committee, approved the issuance of cash bonuses for performance in 2012. Mr. Claypool and Mr. Dillon received cash bonuses equal to 50% of their annual base salaries. Mr. Brady received a cash bonus of $50,000 separate from the equity bonus payable pursuant to the employment agreement between our Company and Mr. Brady then in effect.

               Equity Awards

               Each of the named executive officer is eligible to receive equity compensation in the form of stock options or restricted stock pursuant to our 2011 Equity Incentive Plan. We believe that though grants under this equity-based plan, the economic interests of our executives are more closely aligned to the interests of our stockholders. In addition, these grants are an additional tool available to us for competing for the recruitment and retention of talented personnel. In March 2013, Mr. Brady received a grant of 12,500 shares of our Company’s common stock pursuant to our 2011 Equity Incentive Plan and the terms of the employment agreement between our Company and Mr. Brady then in effect.

               Benefit Plans

               Our benefit plans are generally available to all employees, including the named executive officers. Available benefits include participation in health-related benefits and insurance plans.

Outstanding Equity Awards at 2012 Year-End

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(a)
Gabriel G. Claypool	3/22/2012(b)	–	600,000(c)	–	2.50	2/22/2016
	3/22/2012(b)						450,000(d)	1,462,500
Timothy R. Brady	3/22/2012(b)	50,000	–	–	2.50	9/26/2016
	3/22/2012						23,437(e)	76,170
Nicholas Q. Dillon	3/22/2012(b)	–	100,000(f)	–	2.50	4/5/2016
	3/22/2012(b)						80,000(g)	260,000

(a)

Equals the number of unvested shares of restricted stock multiplied by the fair market value of our stock on December 31, 2012, the last trading day of our fiscal year, as reported on the over-the-counter market.

(b)

Represents a replacement award granted in connection with the Initial Merger, which awards maintained the vesting schedule of the replaced award. For additional information, see our current report on Form 8-K filed March 23, 2012, as amended (file no. 000-53390).

(c)	Represents warrant to purchase common stock that vested in a single lump sum under its terms at the open of business on February 5, 2013.
(d)	Represents restricted stock award that vested in a single lump sum in accordance with its terms at the open of business on February 5, 2013.
(e)	Represents restricted stock award under our 2011 Equity Incentive Plan scheduled to vest in its entirety on December 31, 2013.
(f)	Represents warrant to purchase common stock that vested in a single lump sum in accordance with its terms at the open of business on April 5, 2013.
(g)	Represents restricted stock award that vested in a single lump sum in accordance with its terms at the open of business on April 5, 2013.

Employment Agreements

               We have employment agreements with each of the named executive officers and our current chief executive officer. In connection with Mr. McKenzie’s appointment to serve as our Chairman, Chief Executive Officer in February 2013, we entered into an employment agreement with Mr. McKenzie and a replacement employment agreement with Mr. Claypool. In April 2013, we entered into similar replacement employment agreements with Mr. Brady and Mr. Dillon. Each of the employment agreements have an initial term of three years and are eligible for automatic renewal for successive one-year terms.

               The respective employment agreements provide for, among other things

•	an initial annual base salary;

•

an annual bonus target payable in cash, equity or a combination, subject to the discretion of our Board of Directors or its compensation committee and based on the executive meeting or exceeding mutually agreed upon performance goals;

•	participation in our 401(k), profit sharing and other retirement plans available to all our employees; and

•	participation in our health-related benefits and insurance plans.

Termination and Change in Control Arrangements

               Under each employment agreement with our named executive officers and our current chief executive officer, if the executive’s employment is terminated during the term of the employment agreement by our Company for any reason other than for cause (as defined in the respective agreement) or by the executive for good reason (as defined in the respective agreement), then the executive will be eligible to receive an amount equal to a multiple of his annualized salary, in addition to other amount accrued on or before the date his employment is terminated. If such a termination occurs, Mr. McKenzie would be eligible to receive two times his annualized salary and Mr. Claypool Mr. Brady or Mr. Dillon would be eligible to receive one times his respective annualized salary.

               Our form of Restricted Stock Agreement under our 2011 Equity Incentive Plan for restricted stock awards granted on or after February 8, 2013 provides that all restricted shares will vest immediately upon a change in control (as defined in the plan) if the holder has been continuously employed by our Company or a parent or subsidiary therefor through the date immediately prior to the occurrence of the change in control.

Compensation Risk Assessment

               Management conducted a risk assessment of our employee compensation policies and practices, including those that apply to our executive officers. Management reviewed our compensation plans, program design and existing practices as well as global and local compensation policies, programs and practices applicable to all employees. Management then analyzed the likelihood and magnitude of potential risks, focusing on whether any of our compensation policies and practices varied significantly from our overall risk and reward structure, whether any such policies and practices incentivized individuals to take risks that were inconsistent with our goals, and whether any such policies and practices have resulted in establishing an inappropriate balance between short-term and long-term incentive arrangements.

               Management discussed the findings of the risk assessment with the compensation committee. Based on the assessment, we have concluded that our compensation policies and practices are aligned with the interests of stockholders, appropriately reward pay for performance and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Conflict of Interest Analysis

               Our compensation committee has considered the relationships that its compensation consultants have had with the Company, the members of the compensation committee and our executive officers, as well as the policies that such consultants have in place to maintain their independence and objectivity, and has determined that the work performed by its compensation consultants has raised no conflicts of interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               The rules of the SEC require us to disclose the identity of directors, executive officers and beneficial owners of more than 10% of our common stock who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of copies of such reports and written representations from reporting persons, we believe that all directors and executive officers complied with all filing requirements applicable to them during fiscal 2012, with the exception of one report filed on behalf of Paul M. Cownie with respect to a pro rata distribution from a limited liability company.

AUDIT COMMITTEE REPORT

               The following is the report of the audit committee. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2012 with our management. In addition, the audit committee has discussed with BDO, our independent accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (“PCAOB”), including Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU Section 380). The audit committee also has received the written disclosures and the letter from BDO as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with BDO the independence of BDO.

               Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2012.

AUDIT COMMITTEE

Terry H. Rust, Chair
Gary L. Alvord
Paul M. Cownie

OTHER MATTERS

               The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

               Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2014 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than December 27, 2013. We must receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2014 at our principal executive office no later than March 20, 2014. Upon timely receipt of any such proposal we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

               Our management knows of no matters other than the foregoing to be brought before the Annual Meeting. However, this proxy gives discretionary authority in the event that additional matters should be presented.

ADDITIONAL INFORMATION

               Our annual report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, is available on the SEC’s Internet site, www.sec.gov, and our corporate website, www.dakotaplains.com, under “Investor Relations.”

               A copy of the Annual report will be sent to any stockholder without charge upon written request addressed to:

Secretary
Dakota Plains Holdings, Inc.
294 Grove Lane East
Wayzata, Minnesota 55391
+1 952 473 9950

               Additional copies of the annual report on Form 10-K, the Notice of Internet Availability provided to record holders, this proxy statement and the accompanying proxy may be obtained from the Secretary of the Company, at the address above. Copies of exhibits to the annual report on Form 10-K may be obtained upon payment to us of the reasonable expense incurred in providing such exhibits.

By Order of the Board of Directors

James L. Thornton
Secretary

DAKOTA PLAINS HOLDINGS, INC.
294 GROVE LANE EAST, SUITE 120
WAYZATA, MN 55391

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60143-P39766	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DAKOTA PLAINS HOLDINGS, INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐
Nominees:

01) Gary L. Alvord 04) David J. Fellon
02) Gabriel G. Claypool 05) Craig M. McKenzie
03) Paul M. Cownie 06) Terry H. Rust

						For	Against	Abstain

2.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2013 fiscal year.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

M60144-P39766

DAKOTA PLAINS HOLDINGS, INC. Annual Meeting of Stockholders June 18, 2013 1:30 PM This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Craig M. McKenzie and Gabriel G. Claypool, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of DAKOTA PLAINS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held on June 18, 2013, at 1:30 PM, local time, at the headquarters of the Company at 294 Grove Lane East, Wayzata, MN 55391, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made but the card is signed, this proxy card will be voted FOR the election of all nominees under proposal 1, FOR proposal 2, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side